Government grants and assistance	12 Months Ended
Dec. 31, 2021
Disclosure of Government grants and assistance [Abstract]
Government grants and assistance

5Government grants and assistance

The Corporation is evaluating all applicable government relief programs. Notably, in response to the negative economic impact of COVID-19, the Government of Canada, in collaboration with the National Research Council of Canada Industrial Research Assistance Program (“NRC IRAP”), announced the Innovation Assistance Program (“IAP”) program in April 2020. IAP provides a wage subsidy on eligible remuneration, subject to limits per employee, to eligible employers pursuing technology driven innovation who are not eligible for funding under the Canada Emergency Wage Subsidy. In 2020, the Corporation qualified for this subsidy from the April 1, 2020 effective date through to June 23, 2020, and has, accordingly, recognized $434 of IAP during the year ended December 31, 2020, in government assistance on the consolidated statements of loss and comprehensive loss.

In July 2020, the Corporation qualified for $1,871 in project funding from Next Generation Manufacturing Canada (“NGen”) to support the development of DPX-COVID-19. Under this program, NGen will reimburse up to 50% of eligible project expenses. The Corporation received advances of $1,532 from NGen in 2020 related to Government grants and assistance (continued) this funding and as at December 31, 2021, these advances have been fully recognized in government assistance on the consolidated statements of loss and comprehensive loss and the remaining assistance of $339 will be reimbursed as eligible expenditures are incurred.

In August 2020, the Corporation qualified for COVID-19 project funding from the Atlantic Canada Opportunities Agency (“ACOA”). ACOA’s contribution is an interest free government loan with a maximum contribution of $746 conditionally repayable based on a percentage of revenue only from resulting COVID-19 vaccine revenue. The loan was initially recorded at its fair value and subsequently measured at amortized cost in long-term debt on the consolidated statements of financial position. As at December 31, 2021, there is $nil in receivables related to this ACOA funding.

In May 2020, the Corporation qualified for $271 in NRC IRAP funding toward the development of its COVID-19 vaccine candidate, DPX-COVID-19. Under this program, NRC IRAP will reimburse up to 80% of eligible project

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IMV Inc.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2021 and 2020
(Expressed in thousands of United States dollars except for share and per share amounts)

5Government grants and assistance (continued)

salaries and 50% of eligible contractor costs. In July 2020, the Corporation qualified to receive an additional $194 in funding under the terms of this contribution agreement, resulting in a maximum contribution of $465. The Corporation fully recognized this funding in 2020.

In October 2020, the Corporation qualified for an additional $4,069 in project funding from NRC IRAP, to support the continuation of clinical development for IMV’s DPX-COVID-19 vaccine candidate. Under this program, NRC IRAP will reimburse up to 100% of eligible project salaries and 75% of eligible contractor and materials costs. In March 2021, IMV qualified for an additional $396 in project funding under this program. As at December 31, 2021, the Corporation has recognized $2,023 (2020 – $1,123) of this NRC IRAP funding in government assistance on the consolidated statements of loss and comprehensive loss. As at December 31, 2021, there is $16 (2020 – $913) in receivables related to this funding.